EXHIBIT 10.7

                             SUBSCRIPTION AGREEMENT


         THIS AGREEMENT the 8th day of March, 1996 by and among CTI Industries Corporation, a Delaware corporation, (the "Company") and ______________, an Illinois _____________ ("Investors").

         WHEREAS,   the  Company  is  engaged  in  the  business  of  designing, developing, manufacturing, marketing or selling metallized balloons, latex balloons, laminated film, printed film and other products and items;

         WHEREAS, the Company has authorized up to 4,000,000 shares of Preferred Stock of the Company, par value Thirty-Five Cents ($.35) per share;

         WHEREAS, the Company is willing to sell, issue and deliver shares of Preferred Stock and the Investor is willing to purchase shares of Preferred Stock of the Company on the terms provided herein.

         NOW, THEREFORE, in consideration of the premises and of the terms, covenants, and conditions hereinafter contained, the parties hereto agree as follows:

         1. Subscription. Subject to and on the terms and conditions hereof, Investor hereby subscribes for, and agrees to purchase, and the Company agrees to sell, issue and deliver 2,571,428.5 shares of Preferred Stock of the Company, par value $.35 per share, at the price of Thirty-Five Cents ($.35) per share or an aggregate purchase price of $900,000.

         2. Payment. In consideration of the issuance of the shares of Preferred Stock and subject to the terms and conditions hereof, the Investor shall pay to the Company on the date hereof the sum of $700,000 and, on or before March 31, 1996 the sum of $200,000. Upon receipt of payment, the Company shall issue and deliver to Investor duly executed certificates representing the number of shares of Preferred Stock then being purchased.

         3.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to Investor that each of the following is true and correct as of the date hereof:

                  3.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware which is presently the only state where the nature of its business and assets require such qualification.




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                  3.2 The Company is authorized to issue up to 12,000,000 shares of capital stock, of which 8,000,000 shares are designated as Common Stock, par value $.075 per share and 4,000,000 shares shall be designated as Preferred Stock, par value $.35 per share.

                  3.3 Attached hereto is a true and accurate copy of the Restated Certificate of Incorporation of the Company providing the rights, preferences and qualifications with respect to the Preferred Stock of the Company.

                  3.4 There are presently issued and outstanding 2,833,188 shares of Common Stock of the Company.

                  3.5 Except as provided in paragraph 3.4 (i) there are no contracts, options or other agreements or understandings pursuant to which the Company is or may be obligated to issue Common Stock, Preferred Stock or any other security of the Company, (ii) there are no obligations of the Company outstanding which may be converted into securities of the Company and (iii) there are no securities of the Company issued or outstanding.

                  3.6 All shares of Common Stock of the Company issued and outstanding are duly authorized and validly issued, fully paid and nonassessable.

                  3.7 No holder of any outstanding and issued Common Stock or any other security of the Company has any preemptive right or right of first refusal with respect to the issuance by the Company of its stock.

                  3.8 This Agreement and the issuance of the shares of Preferred Stock hereunder have been duly authorized and this Agreement, when executed and delivered, shall constitute a valid and binding obligation of the Company enforceable in accordance with its terms. All shares of Preferred Stock to be issued hereunder, when issued in accordance with the terms hereof, shall be duly authorized, validly issued, fully paid and non-assessable.

         4. Representations, Acknowledgements and Agreements of Investor. The Investor hereby represents and warrants to the Company and acknowledges and agrees as follows:

                  4.1 Investor or its representative has reviewed this Agreement and the Exhibits hereto and has full and complete knowledge concerning the business, prospects and condition, financial and otherwise, of the Company.

                  4.2 Investor acknowledges that investment in the Preferred Stock of the Company is speculative and involves a high degree of risk of loss.





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                  4.3 Investor  acknowledges  and understands that the shares of
         Preferred  Stock   purchased  by  Investor   hereunder  have  not  been
         registered under the Securities Act of 1933, as amended ("Act"), or under the laws of any State, in reliance upon exemptions therefrom provided in such laws and further understands that such securities, or the sale thereof, have not been approved or disapproved by the Securities & Exchange Commission or by any other federal or state agency.

                  4.4 Investor represents, warrants and agrees that Investor is acquiring the shares of Preferred Stock hereunder solely for its own account, for investment, and not with a view to the distribution or resale thereof. Investor further represents that Investor's financial condition is such that Investor is not under any present necessity or constraint to dispose of such securities to satisfy any existing or contemplated debt or undertaking. Investor (i) has not offered or sold such securities within the meaning of the Act, (ii) does not have in mind the sale of such securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance, (iii) has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the securities and (iv) is not aware of any circumstances presently in existence which are likely in the future to promote a disposition of the securities.

                  4.5 Investor confirms its understanding, and agrees, as follows:

                           4.5.1 Certificates for the shares of Preferred Stock purchased hereunder will bear substantially the following legend:

                           "The Securities represented by this Certificate were acquired on __________________, without registration under the Securities Act of 1933, as amended. No transfer or sale of these Securities or interest therein may be made except under an effective registration statement under said Act covering such security unless the Company has received an opinion of counsel satisfactory to it that such transfer or sale does not require registration under said Act."

                           4.5.2 Investor shall be bound by the terms of the foregoing legend and agrees that an appropriate transfer restrictions will be noted on the Company's records.




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                  4.6 Investor and each member of  Investor,  is an  "Accredited
         Investor" as defined in Rule 501(a) of Regulation D  promulgated  under
         the  Act  and  shall   provide  such   information   and  execute  such
         certificates to the Company as shall be reasonably requested by the Company or its counsel to assure that Investor, and each member of Investor, does meet the requirements of such provisions.

         5. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral warranties, representations, agreements, commitments or understandings.

         6.  Benefit.  This  Agreement  shall be  binding  upon and inure to the
benefit  of  the   parties   hereto  and  their   respective   heirs,   personal
representatives, successors and assigns.

         7. Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be given by personal delivery or by depositing the same with the United States Post Office, by registered or certified mail, postage prepaid and addressed:

         If to the Company:                    President
                                               CTI Industries Corporation
                                               22160 N. Pepper Road
                                               Barrington, IL  60010


         If to Investor:                       CTI Investors, LLC
                                               c/o Stephen M. Merrick
                                               30 N. LaSalle Street
                                               Suite 3500
                                               Chicago, IL  60602


Any notice mailed in accordance with the provisions of this Agreement shall be deemed given or effective on the third day following the date of mailing. Any party to this Agreement may change the address to which notices to such party shall be given by proper notice given hereunder.

         8. Severability. If any provision of this Agreement or any part hereof or application hereof to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the remainder of such provision or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and each provision of this Agreement shall remain in full force and effect to the fullest extent permitted by law. The parties also agree that, if any portion of this Agreement, or any part hereof or application hereof, to any person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or


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unenforceable to any extent, any court may so modify the objectionable provision so as to make it valid, reasonable and enforceable.

         9. Waivers. No failure by any party to exercise any of such party's rights hereunder or to insist upon strict compliance with respect to any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver by any party to demand exact compliance with the terms hereof. Waiver by any party of any particular default by any other party shall not affect or impair such party's rights in respect to any subsequent default of the same or of a different nature, nor shall any delay or omission of any party to exercise any right arising from any default by any other party affect or impair such party's rights as to such default or any subsequent default.

         10. Governing Law. This Agreement shall be governed by and shall be interpreted and enforced in accordance with, the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                               CTI INDUSTRIES CORPORATION


                                      By:      _____________________________
                                               Authorized Officer



                                               INVESTOR:


                                      By:      _____________________________
                                               Authorized Representative





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